                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report: September 19, 2001


                                    333-26943
                            (Commission File Number)


                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                             04-3084238
   (State or Other Jurisdiction          (I.R.S. Employer Identification No.)
         of Incorporation)


                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                 62-1427775
      (State or Other Jurisdiction          (I.R.S. Employer Identification No.)
            of Incorporation)


        2200 S.W. 71st Terrace
               Davie, FL                                    33317
(Address of Principal Executive Offices)                  (Zip Code)


                                 (954)-474-4495
              (Registrant's Telephone Number, Including Area Code)

                                    FORM 8-K
                                       OF
                              MOLL INDUSTRIES, INC.
                                       AND
                              ANCHOR HOLDINGS, INC.


ITEM 5. OTHER EVENTS

         On September 19, 2001, Moll Industries, Inc. (f/k/a Anchor
Advanced Products, Inc.) , a Delaware corporation (the "Company") announced that it has commenced a tender offer (the "Offer to Purchase") for up to $66.5 million aggregate principal amount of its outstanding 10 1/2% Senior Subordinated Notes due 2008 (the "Notes") and a solicitation of consents to amend the indenture governing the Notes (the "Consent Solicitation" and together with the Offer to Purchase, the "Offer").

         Each owner of Notes (a "Holder") has the following options in connection with the Offer:

                - TENDER NOTES BY CONSENT DATE (5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 2, 2000). Holders of Notes that are validly tendered and not withdrawn prior to the Consent Date will receive a price (the "Purchase Price") of $200 per $1,000 of Notes that are accepted for purchase, plus a consent payment (the "Consent Payment") of $2.50 per $1,000 of Notes accepted for purchase, for total consideration of $202.50 per $1,000 of Notes accepted for purchase, plus accrued and unpaid interest up to but not including the third business day following the Expiration Date (the "Settlement Date").

                - TENDER NOTES AFTER CONSENT DATE BUT BY EXPIRATION DATE (5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 17, 2000). Holders of Notes that are validly tendered and not withdrawn prior to the Expiration Date will receive the Purchase Price for Notes that are accepted for purchase, plus accrued and unpaid interest up to but not including the Settlement Date.

                - CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE GOVERNING THE NOTES WITHOUT TENDERING THEIR NOTES. Holders of Notes in this category will receive the Consent Payment.

                - DECLINE TO VALIDLY TENDER OR CONSENT. Holders of Notes in this category will NOT be eligible to receive the Purchase Price or the Consent Payment.



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         The Company's obligations in respect of the Offer are conditioned upon the satisfaction of the conditions set forth in the Offer, including, without limitation, the conditions that the company obtain sufficient consents to effect the proposed amendments to the indenture governing the Notes, and that the Company enter into a replacement secured credit facility and a new mezzanine debt term loan facility pursuant to which the Company would obtain funds to settle all payment obligations with respect to Notes accepted for purchase pursuant to the Offer.

         D.F. King & Co., Inc. is acting as information agent for the Offer. The depositary for the Offer is State Street Bank and Trust Company.

         On September 19, 2001, the Company issued a press release regarding this tender offer. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         This report, including the press release attached hereto, contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words or phrases denoting the anticipated results of future events, such as "anticipate," "believe," "estimate," "expects," "may," "not considered likely," "are expected to," "will continue," "project," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, such forward-looking statements: (1) as a result of risks and uncertainties identified in the Company's publicly filed reports; (2) as a result of factors over which the Company has no control; and/or (3) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

         Not Applicable.

         (b)  Pro Forma Financial Information.

         Not Applicable.

         (c)  Exhibits

              Exhibit No.       Exhibit
              -----------       -------
              99.1              Press Release of the Company, dated September 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MOLL INDUSTRIES, INC.




Date: September 19, 2001                         By:  /s/ William W. Teeple
                                                 --------------------------
                                                 William W. Teeple
                                                 Chief Financial Officer



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ANCHOR HOLDINGS, INC.




Date: September 19, 2001                     By:  /s/ William W. Teeple
                                                  -----------------------
                                                      William W. Teeple
                                                      Chief Financial Officer





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                                  EXHIBIT INDEX



     Exhibit No.          Exhibit
     -----------          -------
     99.1                 Press Release of the Company, dated September 19, 2001.